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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 2004

(Date of earliest event reported): November 12, 2004

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

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Item 7.01 Regulation FD Disclosure

     Pursuant to Item 7.01, “Regulation FD Disclosure,” information is being furnished with respect to the Registrant’s press release issued November 12, 2004, announcing that the Registrant’s results of operation for the quarter ended September 30, 2004. A copy of the press release, issued on November 12, 2004 is furnished as Exhibit No. 99.1 to this Report on Form 8-K. The Registrant’s reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) The following are furnished as Exhibits to this Report:

Exhibit No.	Description
99.1	Press Release dated November 12, 2004 issued by the Registrant

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERLEAF RESORTS, INC.
Dated: November 12, 2004	By:	/S/ ROBERT E. MEAD
		Name:	Robert E. Mead
		Title:	Chairman and Chief Executive Officer

Dated: November 12, 2004	By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 12, 2004 issued by the Registrant